Exhibit 10.4

Amendment No. 1 to Amended and Restated

Registered Director’s Agreement

between

Rayovac Europe GmbH,

Innovapark A 4, Am Limespark 2, 65843 Sulzbach, Germany,

represented by its shareholder, Spectrum Brands Europe GmbH, represented by its sole managing director Andreas Rouvé,

- hereinafter referred to as the “Company” -

and

Mr. Rémy Burel,

Wiesbadener Str. 82, 61462 Koenigstein im Taunus, Germany

- hereinafter referred to as the “Registered Director” –

§ 1	Amendment

1.1	Effective April 1, 2005, the Registered Director entered into an Amended and Restated Registered Director’s Agreement (the “Service Agreement”).

1.2	Effective April 1, 2005, the reference in Section 14.7(i) of the Service Agreement to the “36-month period” shall be changed to the “Non-Compete Period.”

1.3	Other than the amendment set forth in Section 1.2 hereof, the Service Agreement shall remain in full force and effect.

1.4	This Amendment No. 1 and all legal disputes arising hereunder or in connection therewith are subject to the laws of the Federal Republic of Germany.

Dated: June 30, 2005	Dated: June 30, 2005

/s/ Andreas Rouvé	/s/ Rémy Burel
Andreas Rouvé as sole managing director	Rémy Burel
of Spectrum Brands Europe GmbH

Approved:

/s/ Kent J. Hussey
Kent Hussey